MetaStat, Inc.
Corporate Presentation

January 2014

MetaStat

Market Capitalization (as of 1/8/14)

METASTAT	
Ticker	OTCBB: MTST
Price per share	$1.56
Market cap	$33.6 million
Common shares outstanding	21.5 million
Full diluted shares outstanding	27.2 million *

* Does not include conversion shares from the $1,987,000 principal amount of convertible promissory notes that automatically exchange upon the Company raising at least $3.5 million in equity or equity-linked securities

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding MetaStat's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for cancer diagnostics and therapeutics; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting MetaStat's business generally. These risks and uncertainties, and others, that relate to MetaStat's business and financial condition are detailed from time to time in MetaStat's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and MetaStat disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

MetaStat Key Highlights

The problem	• Systemic metastasis is responsible for 90% of all solid tumor cancer deaths • However, many solid tumors are biologically incapable of metastasizing
Core expertise	• Understanding the underlying biology of systemic metastasis in all epithelial-based cancers **(i.e. breast, prostate, lung and colorectal)**
Key discovery & platform technology	• **The Mena protein** and its isoforms are key regulators of the metastatic cascade
Two active diagnostic programs	• **MetaSite Breast™** (2015) • **MenaCalc™** (2015) ▶ **Probability of metastasis expressed as a "Metastasis Score"**
Active therapeutic program	• **MenaBloc™** (2018) ▶ **Novel targeted agents**
Clinical benefits	• Clinical studies demonstrate that MetaSite Breast™and MenaCalc Breast™ provide new and more inclusive data for risk stratification than products on the market • Enable personalized and tailored cancer therapy • Improve the quality of treatment decisions and the economics of cancer care
Near-term revenue potential	• **$1.7B U.S. market opportunity** for company's diagnostic portfolio • $580MM revenue opportunity for breast cancer diagnostics in U.S. alone • Near-term revenue potential beginning in 2015

Section 1

OVERVIEW

Overview: The Metastatic Cancer Problem

- Metastasis is responsible for 90% solid tumor cancer related deaths
- Only a fraction of solid tumors are biologically capable of metastatic spread
  - 30-35% of breast cancers
  - 15% of prostate cancers
- Majority of these patients are treated with aggressive approaches that could be eliminated or modified if the true biological nature (metastatic potential) of tumors could be identified
  - 75-80% of malignant breast cancer cases get treated with chemotherapy although only 30% of these tumors become metastatic
  - 85% of patients with newly diagnosed prostate cancer receive either definitive surgical treatment or radiation therapy
- New cancer diagnostic solutions are needed
  - Identify and differentiate tumors with aggressive and those with less aggressive properties
  - Enable physicians to more individually tailor treatment regiments and spare patients from unnecessary chemotherapy

Overview: The MetatStat Solution

MetaStat's products have the potential to:	• Minimize treatment for patients with favorable tumors • Maximally treat patients with aggressive tumors • Facilitate personalized and targeted cancer therapy • Benefit both patients and the healthcare system
MetaStat is poised for rapid commerciali-zation	• Short-term revenue potential from breast cancer diagnostic products beginning in 2015 • Diagnostic products for other epithelial cancers can be rapidly and inexpensively brought to market • Portfolio is protected with patents and further allowance of claims • Strong operational and clinical team has been assembled for both diagnostics and therapeutics

Experienced team with deep understanding of the clinical, scientific, and business aspects of oncology

Management Team and Board of Directors		
Name	**Title**	**Experience**
Oscar Bronsther, MD, FACS	*Chief Executive Officer and Chief Medical Officer; Director*	• Diplomat, American Board of Surgery • Chairman, Section of General Surgery, Inova Fairfax Hospital • Clinical Professor of Surgery, George Washington University • Former Chairman of the Board of Kaiser Permanente National Transplant Network • Author of 63 peer-reviewed publications, 7 books and book chapters, and has participated in over 30 invited lectures.
Heiner Dreismann, Ph.D.	*Head of Diagnostics*	• President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and Member of Roche Global Diagnostic Executive Committee • Serves on the boards of a number of med-tech companies
Elizabeth Buck, Ph.D.	*Chief Scientific Officer of Therapeutics*	• Assistant Director of Advanced Preclinical Pharmacology at OSI Pharmaceuticals (2005-2013) • Drove the translational research for multiple programs • Author of 30+ peer-reviewed publications and patents
David Epstein, Ph.D.	*Chair of Drug Discovery & Development Team; Director*	• Senior Vice President & Chief Scientific Officer, OSI Pharmaceuticals • Responsible for strategic and operational oversight of oncology discovery research and translational medicine programs • Vice President of Archemix Corp, responsible for overseeing aptamer research and pre-clinical development programs

Over 15 years of platform technology R&D by Scientific and Clinical team at leading academic research centers

Scientific and Clinical Advisory Board		
Name	**Institutional Affiliation**	**Research Expertise**
John S. Condeelis, PhD *Chairman*	• Albert Einstein College of Medicine ▪ The Judith and Burton P. Resnick Chair in Translational Research ▪ Professor and co-chair of anatomy and structural biology ▪ Co-director of the Gruss Lipper Biophotonics Center ▪ Co-Director, Integrated Imaging Program ▪ Scientific director of the Analytical Imaging Facility ▪ Director of the Tumor Microenvironment and Metastasis Program	• Inventor of MetaSite • Pioneer in developing microscope techniques for use in intravital imaging
Frank Gertler, PhD	• Professor of biology, Koch Institute for Integrated Cancer Research, Massachusetts Institute of Technology	• Inventor of MenaCalc • Pioneer in Mena research
Joseph Sparano, MD	• Professor of medicine and obstetrics, gynecology, and women's health, Albert Einstein College of Medicine • Associate chairman of the Department of Oncology at Montefiore Medical Center • Associate chair for disease-oriented research at Eastern Cooperative Oncology Group (ECOG) • Chair of the ECOG Breast Cancer Committee	• Phase I-III clinical trials • Developmental therapeutics • Clinical application of genomic profiling
Joan Jones, MD	• Professor of pathology, anatomy & structural biology, epidemiology and population health, Albert Einstein College of Medicine • Past president of the Leo M. Davidoff Society and the New York Pathological Society	• Inventor of MetaSite • breast pathology • Contribution of cell migration and the microvasculature to metastatic progression
Thomas E. Rohan, MD, PhD	• Chair and professor of the Department of Epidemiology and Population Health, Albert Einstein College of Medicine • Associate director for population sciences in the Albert Einstein Cancer Center	• Inventor of MetaSite • Molecular pathogenesis of breast cancer • Molecular changes in benign breast disease tissue that predispose to the development of subsequent breast cancer

Section 2

TECHNOLOGY

The Mena Story

- Mena is an embryonic protein which in utero participates in the maturation of the central and peripheral nervous system
- Post partum, expression of Mena is completely suppressed – i.e. healthy human beings have no measurable amount of Mena
- Our fundamental discovery is that epithelial-based tumors start to re-express the Mena protein
- Furthermore, mena is a family of proteins (isoforms), each of which has distinctive properties
- Building on this basic understanding of Mena biology, we have conducted over 15 years of research involving collaborations with the leading academic research institutions

The Mena Story

- We have been able to exploit this novel understanding to bring two distinctive Mena-based, products to the market:

  - **MetaSite Breast** – an ***immunohistochemistry test*** that exploits our discovery that a 3 cell micro-anatomical unit self-assembles in women with breast cancer is the portal by which Mena-driven individual cancer cells enter the blood vessel (this creates the potential for metastatic spread)

  - **MenaCalc** – an ***immunofluorescent assay test*** applicable to breast and all epithelial tumors that measures the relative expression of different mena isoforms (the more mena Inv expressed, the more aggressive the tumor, the more mena 11a expressed, the less aggressive the tumor)

- Our near-term focus is on commercializing our breast cancer diagnostics (1st half 2015)

- We have preliminary data on prostate and non-small cell lung cancer indicating that MenaCalc is prognostic for these tumors as well.

Metastatic Cancer Cell Opening the Blood Vessel Wall

Metastatic cell opening the blood vessel wall



The MetaSite and the Moment of Metastasis

- The micro-anatomical site of intravasation
- "Window" into the bloodstream that metastatic cells squeeze through to begin their deadly spread



MetaStat

The MetaSite: Window Where Systemic Metastasis Takes Place

Three cells in apposition

- **Red** Metastatic Cell (Mena +) – *Pan-Mena MAB*
- **Blue** Endothelial Cell – *CD31 MAB*
- **Brown** Macrophage – *CD68 MAB*



Triple Immuno-histochemical Stain

MetaStat

MetaStat has Strong IP Positions

Jurisdiction	Title	Type and Number	Filing Date
US	Metastasis specific splice variants of Mena and uses thereof in diagnosis, prognosis and treatment of tumors (Diagnostic & Drug Screening-MenaCalc)	US Patent Number US 8,603,738	**Issued 12/10/2013**
US	Metastasis specific splice variants of Mena and uses thereof in diagnosis, prognosis and treatment of tumors (Therapeutic-MenaBloc)	Continuation-in-part of PCT/US08/1343	N/A
Europe	Metastasis specific splice variants of Mena and uses thereof in diagnosis, prognosis and treatment of tumors	European Patent Application #08713370.8	01/31/2008
Canada	Metastasis specific splice variants of Mena and uses thereof in diagnosis, prognosis and treatment of tumors	Patent Application #2,676,179	01/31/2008
US	Tumor microenvironment of metastasis (TMEM) and uses thereof in diagnosis, prognosis, and treatment of tumors (MetaSite)	U.S. Patent Application Number 12/804779 **(Claims Allowed)**	(Provisional Application) 09/10/2009
Europe	Isolation, gene expression, and chemotherapeutic resistance of motile cancer cells	European Patent Application #05807467.5	08/04/2005
US	Isolation, gene expression, and chemotherapeutic resistance of motile cancer cells	U.S. Patent Number US **8,298,756**	08/04/2005
US	Human invasion signature for prognosis of metastatic risk	Provisional Patent Application **(Pending)**	N/A
US	An in vivo quantitative screening test for anti-metastasis treatment efficacy	Patent Application #12/998,237*	10/28/2009
Canada	Isolation, gene expression, and chemotherapeutic resistance of motile cancer cells	Patent Application #2,576,702	08/04/2005
Europe	Alternatively spliced mRNA isoforms as prognostic indicators for metastatic cancer (Alternative Splicing EMT Signature)	WO 2012/116248 A1	02/24/2012

MetaStat

Encouraging Clinical Validation Studies

MetaSite Breast	• 3 trials consisting of a total of 585 patients • 481 of those in a validation study pending publication • Highly prognostic for ER+, HER2- (~60% of all breast cancer patients)
MenaCalc Breast	• 2 trials consisting of a total of 1203 patients • 406 in an independent study conducted by the University of Toronto • 797 patients in a Yale study* • Prognostic for 100% of women with newly diagnosed breast cancer

* Agarwal et al. Quantitative assessment of invasive mena isoforms (Menacalc) as an independent prognostic marker in breast cancer. ***Breast Cancer Research***. 2012.

Supporting publications in leading peer-reviewed scientific journals


Trends in Cell Biology
Clinical Cancer Research
Global Journal of Breast Cancer Research
Developmental Cell
PLoS GENETICS
nature REVIEWS CANCER
JHC
Journal of Cell Science
Cancer Research
IJC
International Journal of Cancer

MetaStat's research team has published 24 articles in 10+ leading US and international science journals

MetaStat

Section 3

PRODUCT PORTFOLIO

Product Portfolio

MetaStat is developing complimentary diagnostic and therapeutic products

PRODUCT	PRODUCT TYPE	CANCER TYPE	LAUNCH YEAR	DESCRIPTION
MetaSite Breast™ Immunohistochemistry test	Diagnostics	Breast	FY 2015	A diagnostic that predicts the likelihood of cancer metastasizing based on the density of "MetaSites"
MenaCalc™ Immunofluorescence test	Diagnostic Platform	Breast Lung Prostate Colorectal	FY 2015-18	A diagnostic platform that predicts metastasis based on the relative levels of Mena protein isoforms in a tumor sample
MenaBloc™ Small molecule chemotherapy drug	Therapeutics	Breast Lung Prostate Colorectal	Post-FY 2019	Small molecule therapeutics to slow progression and potentially shut down the metastatic process

Product Roadmap – Commercialization in 2015


2014
2015
2016
2017
2018
2019
MetaStat Portfolio
MetaSite Breast™
Breast
MenaCalc™
Breast
Prostate
Lung
CRC
MenaBloc™*
Development Timeframe

- Utilize **R&D synergies** by employing data from diagnostics program to accelerate therapeutic development
- Strategy offers a unique and highly attractive business model: strong growth potential driven by **diversified revenue streams** combined with a low-cost structure

*First in human studies

MetaStat

Section 4

MARKET OPPORTUNITY

Market Opportunity: Breast Cancer Diagnostics

- ASCO & NCCN recommend breast cancer diagnostic testing
- The current genomic tests on the market (est. to be ~$250-$275MM) have limited applicability
  - Inherent problems with tests based on bio-statistically derived algorithms
  - Only applicable to ~60% of the 232,000 annual patients
  - Physicians are only using this diagnostic for 60% of these patients
  - Actionable information from these tests available only to 55%* of those tested (~46,000 patients)
  - ***~ 80% of all patients have neither an applicable diagnostic test nor an actionable one***
- Major diagnostic challenge and opportunity to develop a test for 100% of these patients

*Genomic Health Oncotype

A $1.7B annual market opportunity for MetaStat's diagnostic products

Product	Number of new cases per year	Addressable Market , %	Potential cases per year	Market Size ($ mm)
MetaSite Breast	232,000	60	139,200	$348
MenaCalc - Breast	232,000	40	92,800	$232
MenaCalc - Lung	226,160	40	90,464	$226
MenaCalc - Prostate	241,740	100	241,740	$604
MenaCalc - CRC	143,460	100	143,460	$359
Total	**843,360**	**>80**	**707,664**	**$1,769**

Source: MetaStat management estimates. Based on $2,500 price per test delivered.

MetaStat

MetaSite and MenaCalc will easily fit into existing clinical workflow


Current Workflow
Presents Suspicious Lesion
Lesion Biopsied or Excised
Tissue Sample Sent
Patient
Physician
Pathology Lab
• Cross-sectioning
• Staining
• Storage
Provides Treatment
Treatment Options & Metastatic Workup
Diagnostic Report: Malignant or Benign
Workflow with MetaSite and MenaCalc
Presents Suspicious Lesion
Lesion Biopsied or Excised
Tissue Sample Sent
Patient
Physician
Pathology Lab
• Cross-sectioning
• Staining
• Storage
Provides Treatment
Treatment Options & Metastatic Workup
Diagnostic Report: Malignant or Benign
2 non-stained slides
MetaStat CLIA Lab
• MetaSite
• MenaCalc
• Automated analysis
Diagnostic Report: Metastatic Score & Risk Profile

MetaStat

Regulatory and Reimbursement

Regulatory	• MetaStat's diagnostic tests only require CLIA certification (FDA approval not required at this time) allowing for market entry in 2015
Reimbursement	• MetaSite Breast™ and MenaCalc™ diagnostic tests are eligible for 3rd party reimbursement under already established medical billing codes ▪ **CPT Code 8836**: Morphometric analysis, tumor immunohistochemistry, quantitative or semi-quantitative, each antibody; using computer-assisted technology • Metastat can apply for unique CPT codes for these tests once they are on the market which could provide for higher reimbursement rates • U.S. healthcare trends are moving in the direction of value based pricing instead of fee for service. This could provide further pricing benefits for these tests

Section 5

METASTAT'S THERAPEUTIC PROGRAM

MetaStat

Therapeutic MenaBloc Platform

Challenges	Solution
• Identify new targets in oncology • Lack of molecular targeted therapies in oncology: the need for personalized medicine based on companion diagnostics • Ineffective targeting of invasive tumors in oncology	• **MenaBloc** will build upon Mena biology and alternative splicing as a driver of disease progression to exploit novel targets that provide precision medicines in oncology • Metastat's therapeutic program is led by the former senior R&D team of OSI Pharmaceuticals, including its former Chief Scientific Officer

New target opportunities create enormous market value

Therapeutics Program

Metastat will build a platform for identification and validation of alternatively spliced targets for oncology

- Alternative splicing yields unique proteins with altered function
- Alternative splicing events are observed in cancer and other diseases and found in invasive tumors
- Alternative splicing can alter the function of Mena and other targets involved in tumorigenesis and therapeutic resistance;
- Are genetic labels that can be converted into a companion diagnostic
- **Although carrying the advantages of cancer associated mutations, splicing has received little attention in oncology because technologies to broadly detect splicing changes have only recently emerged**

Companion Diagnostics

The use of companion diagnostics is critical to success in matching new drug discoveries to the appropriate patient population

- American Society of Clinical Oncology (ASCO) guidelines urge cancer research practice to include identification of appropriate companion diagnostics.
- New targets providing a "molecular label" which can be developed as a companion diagnostic provide unique advantages in personalized medicine.

ASCO Guidelines

"We must focus primarily on information on what gene defect or defects cause tumor formation at the molecular level. This information is essential in deciding whether or not a patient should be given a targeted treatment. "

***Michael Link**, ASCO president 2012*

Section 6

FINANCIAL PROJECTIONS

Financial Projections

Projected MetaSite™ and MenaCalc™ Breast


Tests sold (Thousands)
Revenue (millions)
2.6
$6.4
6.7
$16.7
16.0
$40.0
32.0
$80.0
Market Penetration
1.1%
3.0%
7.1%
14.2%
2015
2016
2017
2018

MetaStat

MetaStat can change the current cancer treatment paradigm with its diagnostic and therapeutic products

Value Proposition

Diagnostic Tools

- MetaSite Breast™
- MenaCalc™

- Strong Scientific Hypothesis Combined With Emerging Clinical Evidence
- Seamless Fit into Current Diagnostic Treatment Flow
- Focus on Underlying Biological Process of Metastasis
- Applicability to Multiple Tumor Types
- Platform Technology Enables Quick Expansion Into New Indications
- Low Barriers to Entry for MetaStat

New Cancer Diagnostic Paradigm

+

Therapeutic

- MenaBloc™

New Cancer Treatment Paradigm